UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 23, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                     1-10026                    14-0462060
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                      1373 Broadway, Albany, New York 12204
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

Albany International Corp. (the "Company") issued a news release on April 10, 2008 announcing plans to further reduce manufacturing capacity in North America. As announced, the Company intends to discontinue operations at its Mansfield, Massachusetts, facility, and consolidate its technical and manufacturing operations located there into other facilities in Europe and North America. The plans are a part of an ongoing, company-wide effort to streamline operations and to balance the Company's PMC manufacturing capacity in North America with anticipated paper mill demand. Discussions with labor representatives at the affected operations began shortly after that announcement. Given that requirement, the Company was at that time unable to determine the amount of the expense to be incurred for severance and termination payments, and therefore was unable to determine total costs expected to be incurred.

Type of restructuring expenses: The Company has now determined that it expects to incur charges of $2.6 million related to these actions, of which $2.3 million is expected to be reported as restructuring on the Company's Income Statement. The restructuring charges include approximately $2.0 million of cash charges for severance and other termination benefits and $0.3 million of other expenses.

Timing of expense recognition: Related to those actions, the Company expects to report charges of $1.8 million in the second quarter, and $0.8 million spread over the third and fourth quarters.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALBANY INTERNATIONAL CORP.

                                       By:    /s/ Michael C. Nahl
                                              ----------------------------------
                                       Name:  Michael C. Nahl
                                       Title: Executive Vice President and
                                              Chief Financial Officer

             Date: July 24, 2008